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                                  Exhibit 10.13

                                  Amendment to
              Center Banks Incorporated Dividend Reinvestment Plan

        Pursuant to Item 23 of the Center Banks Incorporated Dividend Reinvestment Plan ("the Plan") and resolutions of the Board of Directors of Skaneateles Bancorp, Inc. (the "Company") adopted on October 28, 1997 authorizing an anti-dilution adjustment to the Plan in connection with a split-up of the Company's common stock, par value $.01 per share (the "Common Stock") to be paid to shareholders of record as of November 12, 1997 (the "Effective Date") in the form of the dividend of one share of Common Stock for each two shares held, the number of shares of Common Stock covered by the Plan is increased to 112,500.

        IN WITNESS WHEREOF, the Company has caused this amendment to the Plan to be executed as of the 28 day of October, 1997.


                                    SKANEATELES BANCORP, INC.




                                    By: /s/ John P. Driscoll
                                        ----------------------------------------
                                        John P. Driscoll
                                        Chairman of the Board, President and CEO






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